UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2005 (May 16, 2005)

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28316	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Fountainview, Suite 920, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

(713) 780-9926

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 is to update the Current Report on Form 8-K filed by Trico Marine Services, Inc. (the “Company”) on May 16, 2005 (the “Initial Form 8-K”) to present the pro-forma analysis of our financial reorganization for the six month period ended June 30, 2005. This information should be read in conjunction with the pro-forma analysis for the year ended December 31, 2004, which was presented in the Initial Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

A pro-forma analysis of the affects of our financial reorganization, completed on March 15, 2005 (the “Exit Date”) and the related accounting changes which occurred on the Exit Date for the six months ended June 30, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Pro-forma effect of reorganization accounting adjustments on the Statement of Operations for the six months ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

By:	/s/ Rishi Varma
Rishi Varma General Counsel and Secretary

Dated: September 9, 2005